UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 9, 2024
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 8.01 Other Events.

Registration Statement on Form S-11 Declared Effective

On July 9, 2024, the registration statement on Form S-11 (File No. 333-280643) (the “Registration Statement”) filed by Wheeler Real Estate Investment Trust, Inc. (the “Company”) on July 1, 2024 was declared effective by the Securities and Exchange Commission (the “SEC”), and the Company filed with the SEC the related final prospectus pursuant to Rule 424(b) (the “Prospectus”). The Prospectus relates to the issuance from time to time by the Company of up to 20,704,217 shares of its common stock, par value $0.01 per share (the “Common Stock”) upon future redemptions and conversions of the Company’s Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”). The Company expects to issue such Common Stock to settle future monthly redemptions of Series D Preferred Stock commencing with the August 5, 2024 “Holder Redemption Date” for redemption requests submitted on or before July 25, 2024.

Updated Redemption FAQs

On July 9, 2024, the Company updated the Frequently Asked Questions relating to the redemptions of the Series D Preferred Stock (the “Redemption FAQs”) that are available on its website at https://ir.whlr.us/series-d/series-d-redemption-faq.

The Redemption FAQs were updated to (i) reflect the effectiveness of the Registration Statement, and (ii) further clarify the process for holders of unregistered shares of Common Stock issued in the December 2023, January 2024 and February 2024 redemptions of Series D Preferred Stock to remove the restriction from their shares if the conditions of Rule 144 of the Securities Act of 1933, as amended, have been met.

Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be part of this Current Report on Form 8-K.

Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “expects,” “will” and “would,” or the negative of these terms or other words of similar meaning, although not all forward-looking statements contain these identifying words. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
Name: M. Andrew Franklin
Title: Chief Executive Officer and President

Dated: July 9, 2024